Exhibit 10.1

EXECUTION VERSION

QUIDEL CORPORATION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 21, 2011 and entered into by and among QUIDEL CORPORATION, a Delaware corporation (“Borrower”), the financial institutions listed on the signature pages hereof (“Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”), and each of the Guarantors listed on the signature pages hereof (“Guarantors”), and is made with reference to that certain Credit Agreement, dated as of October 8, 2008, by and among Borrower, Lenders, Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer, and U.S. Bank N.A., as Syndication Agent, as amended by that certain First Amendment to Credit Agreement and Security Agreement, dated as of February 19, 2010, and that certain Second Amendment to Credit Agreement, dated as of September 27, 2010 (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to permit Borrower to form or acquire new Foreign Subsidiaries, and to allow certain Indebtedness and Liens related thereto, in each case on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Article I: Definitions and Accounting Terms

A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

B. Section 1.1 of the Credit Agreement is hereby further amended by amending the definition for “Capital Expenditures” by replacing the phrase “under Section 7.2(h) or (i)” in clause (iii) thereof with “under Section 7.2(h), (i) or (j)”.

1.2 Amendments to Article VI: Affirmative Covenants

A. Section 6.16(a) of the Credit Agreement is hereby amended by replacing the phrase “clauses (b) through (i) of Section 7.1” in clause (ii) thereof with “clauses (b) through (k) of Section 7.1”.

B. Article VI of the Credit Agreement is hereby amended by adding at the end thereof the following Section 6.22:

“6.22 Foreign Subsidiaries. Promptly (but in any event within 5 Business Days) notify Agent when the Borrower acquires or forms any Foreign Subsidiary, and, to the extent such Foreign Subsidiary’s Equity Interests are directly owned by the Borrower or any Guarantor, the Borrower or such Guarantor, as applicable, shall promptly (but in any event within 30 days) execute and deliver to Agent a supplement to the Security Agreement and, subject to the last paragraph of Section 1 of the Security Agreement, all certificates representing such Equity Interests of such Foreign Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank).”

1.3 Amendments to Article VII: Negative Covenants

A. Liens. Section 7.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.1(i), deleting the period at the end of Section 7.1(j) and substituting therefor “; and”, and inserting the following new Section 7.1(k):

“(k) Liens securing Indebtedness permitted under Section 7.3(j) to the extent such Liens shall be restricted to the assets of the Foreign Subsidiary incurring such Indebtedness.”

B. Investments. Section 7.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.2(h), deleting the period at the end of Section 7.2(i) and substituting therefor “; and”, and inserting the following new Section 7.2(j):

“(j) Investments in Foreign Subsidiaries (other than any Dormant Foreign Subsidiaries) by Borrower or any wholly owned Subsidiary Guarantor so long as, after giving effect to such Investment, the aggregate amount of all Investments in Foreign Subsidiaries (other than any Dormant Foreign Subsidiaries) made by the Borrower and its Subsidiaries on or prior to the date of such Investment does not exceed 5% of the consolidated total assets of Borrower and its Subsidiaries as of the most recent fiscal quarter end occurring on or prior to the date of such Investment (it being understood that the amount of Investment made with respect to any Acquisition on the date of such Acquisition shall be the Total Consideration for such Acquisition plus any other Investments made by Borrower or any of its Subsidiaries with respect to such Acquisition).”

C. Indebtedness. Section 7.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 7.3(h), deleting the period at the end of Section 7.3(i) and substituting therefor “; and”, and inserting the following new Section 7.3(j):

“(j) Indebtedness of any Foreign Subsidiaries (other than any Dormant Foreign Subsidiaries); provided, however, that neither the Borrower nor any Guarantor shall guaranty or provide any other credit support with respect to Indebtedness of any Foreign Subsidiaries.”

D. Transactions with Affiliates. Section 7.8 of the Credit Agreement is hereby amended by (a) replacing the phrase “Section 7.2(b), (c), (e) or (g)” in clause (iii) thereof with ““Section 7.2(b), (c), (e), (g) or (j)”, (b) replacing “or” in front of clause (vi) thereof with a comma and (c) inserting the following new clause (vii) at the end thereof: “(vii) sale by or to the Borrower or any wholly owned Domestic Subsidiary that is a Guarantor to or from any Foreign Subsidiary (other than any Dormant Foreign Subsidiaries) of any products of the Borrower or such wholly owned Domestic Subsidiary that is a Guarantor (or, in case of a sale by such Foreign Subsidiary, certain foreign manufactured products) in the ordinary course of business at a price not lower than the actual cost of such products to the Borrower, such wholly owned Domestic Guarantor or such Foreign Subsidiary (other than any Dormant Foreign Subsidiaries), as applicable”

E. Foreign Subsidiaries. OSC. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.11 Foreign Subsidiaries. OSC. Make any Investments in OSC, any Dormant Foreign Subsidiary or any other Foreign Subsidiary after the Closing Date, Guarantee any obligations of OSC, any Dormant Foreign Subsidiary or any other Foreign Subsidiary after the Closing Date, or otherwise transfer any assets (including the repayment of any intercompany payables) to OSC, any Dormant Foreign Subsidiary or any other Foreign Subsidiary after the Closing Date, except for any Investments in any Foreign Subsidiaries (other than any Dormant Foreign Subsidiaries) permitted under Section 7.2(j) hereof.”

1.4 Amendments to Article VIII: Events of Default. Section 8.1(j) of the Credit Agreement is hereby amended by replacing the phrase “under clauses (b) through (j) of Section 7.1” therein with “under clauses (b) through (k) of Section 7.1”.

1.5 Substitution of Exhibit D: Form of Compliance Certificate. Exhibit D to the Credit Agreement is hereby amended by deleting such Exhibit D in its entirety and substituting in place thereof a new Exhibit D in the form of Exhibit A to this Amendment.

Section 2.	CONDITIONS TO EFFECTIVENESS

Sections 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

A. On or before the Third Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

(i) A certificate, dated as of the Third Amendment Effective Date, of its corporate secretary or an assistant secretary of Borrower, certifying that there have been no changes in its Certificate of Incorporation, its Bylaws, resolutions of its Board of Directors regarding the Credit Agreement and the other Loan Documents and its incumbency certificate from the form of Certificate of Incorporation, Bylaws, the resolutions of the Board of Directors and the incumbency certificate, respectively, previously delivered to Lenders (or attaching copies of any such amendments or other modifications); and

(ii) Executed copies of this Amendment executed by Borrower and each Guarantor.

B. Borrower shall pay to each Lender executing this Amendment on or before the Third Amendment Effective Date, by 12:00 PM, California time, on the Third Amendment Effective Date, the amendment fee set forth in that certain letter agreement, dated as of the date hereof, by and among Borrower and the lenders party thereto.

Section 3.	REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.

C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of such Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on such Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Third Amendment Effective Date and disclosed in writing to Lenders.

D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Loan Documents. The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date (both before and after giving effect to this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 4.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement” “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.4(a) of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, each Guarantor and Required Lenders and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.	ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under each Loan Document to which it is a party or otherwise bound (i) shall continue in full force and effect, (ii) shall be valid and enforceable, (iii) shall not be impaired or affected by the execution or effectiveness of this Amendment, and (iv) are hereby confirmed and ratified in all respects. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

QUIDEL CORPORATION

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

GUARANTORS:

PACIFIC BIOTECH, INC.

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

METRA BIOSYSTEMS, INC.

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

OSTEO SCIENCES CORPORATION

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

LITMUS CONCEPTS, INC.

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

DIAGNOSTIC HYBRIDS, INC.

By:	/s/ DOUGLAS C. BRYANT
Name:	Douglas C. Bryant
Title:	President and Chief Executive Officer

Signature Page to Third Amendment to Credit Agreement

QUIDEL INTERNATIONAL, LLC

By: Quidel Corporation, its manager

By:	/s/ ROBERT BUJARSKI
Name:	Robert Bujarski
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Agent

By:	/s/ DORA A. BROWN
Name:	Dora A. Brown
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ JOHN C. PLECQUE
Name:	John C. Plecque
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

U.S. BANK N.A., as Lender

By:	/s/ MARLEEN SULLIVAN
Name:	Marleen Sullivan
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ LING LI
Name:	Ling Li
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

UNION BANK, N.A., as Lender

By:	/s/ GLENN FORTIN
Name:	Glenn Fortin
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

Exhibit A to the Third Amendment

Exhibit D

Form of Compliance Certificate

(see attached)